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                                                                    EXHIBIT 29




                                 [LETTERHEAD OF
                              LAZARD FRERES & CO.]




                                               September 22, 1994



The Board of Directors
Borden, Inc.
180 East Broad Street
Columbus, OH  43215

Dear Members of the Board:

          You have requested our opinion as to the fairness, from a financial point of view, to the holders of shares of Common Stock, par value $.625 per share ("Company Common Stock"), of Borden, Inc. (the "Company") of the consideration to be received in a series of transactions (collectively, the "Transactions") pursuant to the Agreement and Plan of Merger, to be entered into among the Company, Whitehall Associates, L.P. ("WA") and Borden Acquisition Corp. ("Merger Co."), a draft of which, dated September 19, 1994 (the "Merger Agreement"), has been furnished to us. The terms of the Merger Agreement provide, among other things, that (i) WA promptly will offer to exchange (the "Exchange Offer"), for each outstanding share of Company Common Stock, a number (the "Appli- cable Number") of shares of common stock, par value $.01 per share ("RJR Common Stock"), of RJR Nabisco Holdings Corp. ("RJR"), having a trading value (as determined in the Merger Agreement) equal to $14.25; provided that the Applicable Number may not be less than 1.78125 nor exceed 2.375, and (ii) following the consummation of the Exchange Offer, subject to, among other things, WA having obtained the favorable vote of holders of at least 66 2/3% of the outstanding shares of Company Common Stock, Merger Co. will merge with and into the Company, and each of the remaining outstanding shares of Company Common Stock (other than shares owned by the Company as treasury stock or owned by WA, Merger Co. or any other subsidiary of
WA) will be converted into the right to receive the Applicable Number of shares of RJR Common Stock.





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          In connection with the rendering of this opinion, we have:

            (i) Reviewed the terms and conditions of the Merger Agreement and the financial terms of the Transactions as set forth therein, and the Conditional Purchase/Stock Option Agreement, to be entered into among the Company, WA and Merger Co., a draft of which, dated September 19, 1994 (the "Option Agreement"), has been furnished to us;

           (ii) Analyzed certain historical business and financial information relating to the Company and RJR, including the Annual Reports to Stockholders and Annual Reports on Forms 10-K for each of the fiscal years ended December 31, 1990 through 1993, and the Quarterly Reports on Forms 10-Q of the Company and RJR for the quarters ended March 31, 1994 and June 30, 1994;

          (iii) Reviewed certain financial forecasts and other data provided to us by the Company and each of RJR and WA relating to the businesses of the Company and RJR, respectively, including the most recent business plan for the Company prepared by the Company's senior management, in the form furnished to us;

           (iv) Conducted discussions with members of senior managements of the Company and each of RJR and WA with respect to the businesses and prospects of the Company and RJR, respectively, and the strategic objectives of each;

            (v) Reviewed public information with respect to certain other companies in the lines of businesses we believe to be generally comparable in whole or in part to the businesses of the Company and RJR and reviewed the financial terms of certain other business combinations that have recently been effected;

           (vi) Reviewed the historical stock prices and trading volumes of Common Stock of the Company and RJR; and

          (vii) Conducted such other financial studies, analyses and investigations as we deemed appropriate.

          We have relied upon the accuracy and completeness of the financial and other information concerning the Company and RJR that have been received by us and have not assumed any responsibility for independent verification of such information or any independent valuation or appraisal of any of the assets of the Company or RJR nor have we been furnished with any such





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appraisals.  With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of management of the Company and RJR as to the future financial performance of the Company and RJR, respectively. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based.

          Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. In that regard, as you are aware, we are not in a position to make an independent evaluation of the matters discussed below. Accordingly, for purposes of this opinion, we have assumed, with your concurrence, that no material adverse effect on RJR or on the trading value of RJR Common Stock will result from (x) the proposal, enactment or adoption after the date hereof of any laws or regulations (including the imposition of additional taxes on the manufacture, sale or distribution of tobacco products) by any federal, state, local or other jurisdiction or any governmental or regulatory body or agency thereunder relating to, arising out of, or otherwise affecting the tobacco industry, including without limitation the manufacture, sale, distribution or use of tobacco products, or (y) any judicial or administrative proceeding decided after the date hereof, including any civil or criminal litigation or arbitration, relating to or arising out of or otherwise involving or affecting RJR, the tobacco industry, or any other company engaged in said industry, including without limitation the manufacture, sale, dis-tribution or use of tobacco products. We assume no responsibility for and express no view with respect to the matters described in the previous sentence.

          In rendering our opinion, we have assumed that the actual Agreement and Plan of Merger and the actual Conditional Purchase/Stock Option Agreement, entered into among the parties thereto, will be identical in all material respects to the Merger Agreement and the Option Agreement, respectively, and that the Transactions will be consummated on the terms described in the Merger Agreement, without any waiver of any terms or conditions by the Company and that obtaining the necessary regulatory approvals for the Transactions will not have an adverse effect on RJR or on the trading value of RJR Common Stock. In addition, we note that because of the large number of Shares of RJR Common Stock being issued to stockholders of the Company and other factors, such securities may trade initially at prices below those at which they would trade on a fully distributed basis.





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          We are acting as financial advisor to the Company's Board of
Directors in connection with the Transactions and will receive fees for such services, a substantial portion of which fees are contingent upon the consummation of the Transactions. Our firm has in the past provided and is currently providing investment banking and financial advisory services to the Company and has received fees for rendering such services. Our firm has in the past also provided investment banking and financial advisory services to RJR and affiliates of WA and has received fees for rendering such services.

          Our engagement and the opinion expressed herein are solely for the benefit of the Company's Board of Directors and are not on behalf of, and are not intended to confer rights or remedies upon, RJR, WA, any stockholder of the Company or RJR or any other person. It is understood that, except for inclusion of this letter in its entirety in a proxy statement or exchange offer recommendation statement on Schedule 14D-9 from the Company to holders of shares of Company Common Stock relating to the Transactions, this letter may not be disclosed or otherwise referred to without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction.

          Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the consideration to be paid to the stockholders of the Company (other than WA, Merger Co. or any other subsidiary of WA) in the Exchange Offer and the Merger is fair to such stockholders, from a financial point of view.

                                               Very truly yours,


                                               /s/ Lazard Freres & Co.
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